Goodwill	3 Months Ended
Mar. 31, 2020
Reconciliation of changes in goodwill [abstract]
Goodwill

8	Goodwill

The change in carrying value is as follows:

Carrying amount
$
At January 1, 2019	8,210
Impact of foreign exchange rate changes	(160)
At December 31, 2019	8,050
Impact of foreign exchange rate changes	(168)
At March 31, 2020	7,882

Management evaluated goodwill for impairment based on declines in both the economy and the Company’s share price during the three months ended March 31, 2020 resulting from the impact of COVID-19. This assessment is based on fair value less costs of disposal based on the Company’s market capitalization at March 31, 2020, its issued and outstanding common shares less estimated cost of disposal of approximately $720. There was no impairment assessed at March 31, 2020.